Management Presentation May 1, 2014 Exhibit 99.2

Forward-Looking Statements Disclaimer
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended, including the company’s full year 2014 and full year 2017 financial targets and expected cost synergies from the Pacer integration. All statements other than statements of historical fact are, or may be deemed to be, forward-
looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate,"
"estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast,"
"goal," "guidance," "outlook," "effort," "target" or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of acquisitions, including the expected impact on XPO’s results of operations; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy; litigation, including litigation related to alleged misclassification of independent contractors;  the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s networks of third-party transportation providers;
the ability to retain XPO’s and acquired businesses’ largest customers; XPO’s ability to successfully integrate acquired businesses and realize anticipated synergies and cost savings; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

One of the Largest 3PLs in North America
We facilitate over 25,000 deliveries per day
Sources for rankings: Transport Topics, Journal of Commerce and company data
#4 freight brokerage firm and Top 50 logistics company
#3 provider of intermodal services
#1 provider of cross-border Mexico intermodal
#1 manager of expedited shipments
#1 provider of last-mile logistics for heavy goods
International and domestic freight forwarder
Growing presence in managed transportation and LTL

Clearly Defined Strategy for Value Creation
Acquire companies that bring value and are highly scalable
Significantly scale up and optimize existing operations
Open cold-starts where sales recruitment can drive revenue
We continue to be on track or ahead of plan
with all three legs of our growth strategy

Completed 11 strategic acquisitions and established
24 cold-starts in two years
Created leading-edge recruiting and training programs
Introduced scalable IT platform
Added national operations centers for shared services, carrier procurement and last-mile operations
Stratified customers, assigned a single point of contact to each
Created a culture of passionate on-time performance
Disciplined focus on operational excellence
Precise Execution of Growth Plan

Massive Commitment to Shipper Satisfaction
Integrated network across North America with global reach
– Primarily in the manufacturing, industrial, retail, food and beverage, commercial, life sciences and government sectors
123 locations in the U.S., Canada, Mexico, Asia and Europe
Approximately 3,000 employees
Over 14,000 customers
More than 1,000 owner-operator trucks under contract for
drayage and expedited subsidiaries
Relationships with an additional 26,000 vetted carriers

Significant Growth Embedded in XPO’s Model
Strategic
accounts:
market to large shippers
Cold-starts: expand footprint in markets with best access
to sales talent
Scale and productivity: recruit sales reps and provide state-
of-the-art training and IT
Supply chain offering: build leadership positions in the
fastest-growing areas of logistics
Performance: become the logistics partner of choice due to
our relentless focus on on-time pickup and delivery
M&A program: focus on the top 100 pipeline prospects

Leading Positions in High-Growth Sectors
Sources: Armstrong & Associates, Norbridge, Inc., EVE Partners LLC, FTR Associates, SJ Consulting Group, Inc.,
Bureau of Economic Analysis, US Department of Commerce
Sector
Market
Size
($ billions)
Projected
Growth
(x GDP)
Growth Drivers
Truck brokerage $50 2-3 times Outsourcing and technology
Intermodal $15 3-5 times
Long-haul rail efficiencies and
near-sourcing of
manufacturing in Mexico
Heavy goods,
last-mile
$13 5-6 times Outsourcing and e-commerce

9 Comprehensive North American Network Source: Company data 123 locations Approximately 3,000 employees Over 26,000 active, vetted carriers Access to 60,000 miles of network rail routes

Acquired Pacer in March 2014
Provides instant scale in the $15 billion intermodal sector, the fastest-growing freight mode in North America
– Third largest provider of intermodal services
– Largest provider of cross-border Mexico intermodal
Enhances XPO’s value proposition as a large, single-source
supply chain partner with deep capacity
Creates company-wide cross-selling opportunities in every
area of XPO service
Access to 60,000 miles of network rail routes
Sources: SJ Consulting Group, Inc., American Trucking Associations and company data

Largest provider of heavy goods, last-mile logistics in
North America
High value, high margin business, growing rapidly due to
e-commerce and outsourcing
Strengthens XPO’s position with shippers as a large,
single-source provider
Industry-leading customer experience IT can be used by XPO
Acquired Optima Service Solutions in November 2013
– Highly scalable supplier to 3PD, leader in last-mile delivery of large appliances and electronics
Acquired 3PD in August 2013

XPO NLM is the largest manager of expedited shipments
in North America
Acquired NLM in December 2013
#1 provider of web-based transportation management
for expedited
Managing over $1 billion of annual gross transportation spend
– Online auction system proprietary to XPO
– Carriers bid on loads that are awarded electronically
Benefits from trend toward just-in-time inventories, and supply chain disruptions

Focused Sales and Marketing Effort
Differentiate XPO by providing a passionate commitment to
customer satisfaction across a range of services
Single point of contact for each customer
– Strategic accounts team marketing to largest 2,000 shippers
– National accounts team focused on next largest
5,000 companies
– Branch network expands our reach to hundreds of
thousands of small and medium-sized shippers
Capture more of the $32 billion less-than-truckload opportunity
Sources: SJ Consulting Group, Inc., company data

One common IT platform for freight brokerage in all cold-starts and acquired companies
Proprietary freight optimizer tools for pricing and load-covering put in place in 2012
Highly scalable load execution and tendering via automated
load-to-carrier matching
Total IT budget of more than $70 million for 2014 (1)
Increasing Productivity through Technology
(1)  Includes IT budget for Pacer

24 cold-starts
– 11 in freight brokerage, including Kansas City opened
in March; 12 in freight forwarding; one in expedited
Brokerage cold-starts on an annual revenue run rate of more
than $190 million
– Nearly triple the run rate 12 months ago
Low capital investment can deliver outsized returns
Hire strong industry veterans as branch presidents
Position in prime recruitment areas and scale up
Growth through Cold-starts

Founded and led four highly successful companies,
including world-class public corporations
Amerex Oil Associates:
Built one of world’s largest oil brokerage firms
Hamilton Resources:
Grew global oil trading company to ~$1 billion
United Waste:
Created 5th largest solid waste business in North America
United Rentals:
Built world’s largest equipment rental company
United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997
United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007
CEO Bradley S. Jacobs

Highly Skilled Management Team
Partial list
The full management team can be found on www.xpologistics.com
Sean Fernandez
Chief Operating Officer
Tom Connolly
Senior Vice President, Acquisitions
Karl Meyer
Chief Executive Officer, 3PD division
Julie Luna
Chief Commercial Officer
John Hardig
Chief Financial Officer
Lou Amo
Vice President, Carrier Procurement
Dave Rowe
Chief Technology Officer
Mario Harik
Chief Information Officer
Gordon Devens
General Counsel
Scott Malat
Chief Strategy Officer
Troy Cooper
Senior Vice President, Operations and Finance
NCR, Avery Dennison, Arrow Electronics
EVE Partners
Pacer International, Union Pacific
Stifel Nicolaus, Alex. Brown
Electrolux, Union Pacific, Odyssey Logistics
Echo Global Logistics
Oakleaf Waste Management
United Rentals, United Waste
Goldman Sachs, UBS, JPMorgan Chase
AutoNation, Skadden Arps
3PD, Inc., Home Depot

Deep Bench of Industry Experience Partial list
Jake Schnell
Sr. Operational Process and Integration Manager
Jenna Sargent
Regional Sales and Operation Manager
Marie Fields
Director of Training
Evan Laskaris
Director of Operations, Chicago
Chris Healy
President, Expedited Transportation
Jim Commiskey
Strategic Accounts Manager
Gregory Ritter
Senior Vice President, Strategic Accounts
Doug George
Branch President, Dallas
Will O’Shea
Chief Sales and Marketing Officer, 3PD division
Andrew Armstrong
Sales and Operations Manager
Drew Wilkerson
Branch President, Charlotte
Boyd Brothers, Caliber Logistics, Roberts Express
C.H. Robinson
OHL, Schneider Logistics
C.H. Robinson, American Backhaulers
AFN, CEVA Logistics, Menlo
Pacer International, UPS, Menlo
Knight Brokerage, C.H. Robinson
AFN, Ryder Integrated Logistics
Livingston International, Echo Global Logistics
C.H. Robinson
Ryder Integrated Logistics, Cardinal Logistics

Revenue trajectory
– 2011 revenue of $177 million
– Currently at approximately $2
billion annual revenue run rate
1Q growth company-wide, 2014
vs. 2013
– Organic growth up 51%
– Gross revenue up 148%
– Net revenue up 259%
Revenue and Margin Growth
Source: Company data
Revenue ($ millions)
+148%
$114
$282
Q1 2013 Q1 2014

Key Financial Statistics
Expedited Transportation Freight Brokerage
Freight Forwarding
+196% +42% +20%
1Q revenue growth by business unit, 2014 vs. 2013
Organic growth
up 75%
34% margin,
up from 16%
48% increase in
operating income
Revenue ($ millions)
$78
$232
Q1 '13 Q1 '14
$24
$34
Q1 '13 Q1 '14
$16
$20
Q1 '13 Q1 '14

21 First 27 Months of Growth Strategy Source: Company data Revenue ($ millions) 2012 2013 2014 $45 $55 $71 $109 $114 $137 $194 $257 $282 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

Full year 2014
Annual revenue run rate of at least $2.75 billion by
December 31
Annual EBITDA run rate of at least $100 million by
December 31
At least $400 million of acquired historical annual revenue, excluding the Pacer acquisition
Full year 2017
Revenue of $7.5 billion
EBITDA of $425 million
Financial Targets

Incentivized XPO Management
Equity ownership aligns management team with shareholders
Management and directors own approx. 29% of the company (1)
Common Stock Equivalent Capitalization as of 4/30/14
Common Shares 52.5 million
Preferred Shares 10.5 million
Warrants (Strike Price $7 per share) 10.6 million (7.8 million dilutive)
(2)
Convertible Senior Notes 7.3 million shares
(3)
Stock Options and RSUs 2.3 million shares dilutive
(4)
Fully Diluted Shares Outstanding 80.4 million shares
Based on SEC beneficial ownership calculation as of April 30, 2014
Dilutive effect of warrants calculated using treasury method (market close price of $27.14 as of 4/30/14); total warrant proceeds of $74.0 million
Assumes conversion in full of $120.7 million in aggregate principal amount of outstanding 4.50% convertible senior notes due 2017
As of April 30, 2014, dilutive effect of outstanding RSUs and stock options calculated using treasury method (market close price of $27.14 as of 4/30/14)
(1)
(2)
(3)
(4)

Significant growth embedded in XPO’s business model
Leading positions in fastest-growing areas of transportation
Compelling multi-modal value proposition for shippers of
all sizes
Passionate culture of on-time performance and productivity
Top management talent with skills that uniquely fit
growth strategy
Positioned as an irreplaceable, single-source provider
Clear Path for Significant Value Creation